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                             EXHIBIT 99.1

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                 AS ADOPTED PURSUANT TO SECTION 906 OF THE
                       SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Frozen Food Express Industries, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stoney M. Stubbs, Jr., Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

The Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Stoney M. Stubbs, Jr.
-----------------------------
Stoney M. Stubbs, Jr.
President and Chief Executive Officer
Frozen Food Express Industries, Inc.